Exhibit 2

LIMITED POWER OF ATTORNEY

FOR SECTION 13 REPORTING OBLIGATIONS

Know all by these presents, that the undersigned hereby makes, constitutes and appoints each of R. Scott Murray, Nicholas G. Nomicos, Kevin Lanouette and Thomas Rosedale, signing singly and each acting individually, as the undersigned’s true and lawful attorney-in-fact with full power and authority as hereinafter described to:

(1) execute for and on behalf of the undersigned, in the undersigned’s capacity as member of a group that is a 5% stockholder of CMGI, Inc. (the “Company”), Schedule 13D or Schedule 13G, as the case may be (including any amendments thereto), in accordance with Section 13 of the Securities Exchange Act of 1934 and the rules thereunder (the “Exchange Act”);

(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to prepare, complete and execute any such Schedule 13D or Schedule 13G, prepare, complete and execute any amendment or amendments thereto, and timely deliver and file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority;

(3) seek or obtain, as the undersigned’s representative and on the undersigned’s behalf, information regarding transactions in the Company’s securities from any third party, including brokers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such person to release any such information to such attorney-in-fact and approves and ratifies any such release of information; and

(4) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming nor relieving, nor is the Company assuming nor relieving, any of the undersigned’s responsibilities to comply with Section 13 of the Exchange Act. The undersigned acknowledges that neither the Company nor the foregoing attorneys-in-fact assume (i) any liability for the undersigned’s responsibility to comply with the requirement of the Exchange Act or (ii) any liability of the undersigned for any failure to comply with such requirements.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedule 13D or Schedule 13G, as the case may be, in the undersigned’s capacity as a member of a group that is a 5% stockholder of the Company, with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 23rd day of July, 2004.

/s/ Timothy M. Adams
Signature

Timothy M. Adams
Print Name

LIMITED POWER OF ATTORNEY

FOR SECTION 13 REPORTING OBLIGATIONS

Know all by these presents, that the undersigned hereby makes, constitutes and appoints each of R. Scott Murray, Nicholas G. Nomicos, Kevin Lanouette and Thomas Rosedale, signing singly and each acting individually, as the undersigned’s true and lawful attorney-in-fact with full power and authority as hereinafter described to:

(1) execute for and on behalf of the undersigned, in the undersigned’s capacity as member of a group that is a 5% stockholder of CMGI, Inc. (the “Company”), Schedule 13D or Schedule 13G, as the case may be (including any amendments thereto), in accordance with Section 13 of the Securities Exchange Act of 1934 and the rules thereunder (the “Exchange Act”);

(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to prepare, complete and execute any such Schedule 13D or Schedule 13G, prepare, complete and execute any amendment or amendments thereto, and timely deliver and file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority;

(3) seek or obtain, as the undersigned’s representative and on the undersigned’s behalf, information regarding transactions in the Company’s securities from any third party, including brokers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such person to release any such information to such attorney-in-fact and approves and ratifies any such release of information; and

(4) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming nor relieving, nor is the Company assuming nor relieving, any of the undersigned’s responsibilities to comply with Section 13 of the Exchange Act. The undersigned acknowledges that neither the Company nor the foregoing attorneys-in-fact assume (i) any liability for the undersigned’s responsibility to comply with the requirement of the Exchange Act or (ii) any liability of the undersigned for any failure to comply with such requirements.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedule 13D or Schedule 13G, as the case may be, in the undersigned’s capacity as a member of a group that is a 5% stockholder of the Company, with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 2nd day of August, 2004.

/s/ Daniel F. Beck
Signature

Daniel F. Beck
Print Name

LIMITED POWER OF ATTORNEY

FOR SECTION 13 REPORTING OBLIGATIONS

Know all by these presents, that the undersigned hereby makes, constitutes and appoints each of R. Scott Murray, Nicholas G. Nomicos, Kevin Lanouette and Thomas Rosedale, signing singly and each acting individually, as the undersigned’s true and lawful attorney-in-fact with full power and authority as hereinafter described to:

(1) execute for and on behalf of the undersigned, in the undersigned’s capacity as member of a group that is a 5% stockholder of CMGI, Inc. (the “Company”), Schedule 13D or Schedule 13G, as the case may be (including any amendments thereto), in accordance with Section 13 of the Securities Exchange Act of 1934 and the rules thereunder (the “Exchange Act”);

(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to prepare, complete and execute any such Schedule 13D or Schedule 13G, prepare, complete and execute any amendment or amendments thereto, and timely deliver and file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority;

(3) seek or obtain, as the undersigned’s representative and on the undersigned’s behalf, information regarding transactions in the Company’s securities from any third party, including brokers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such person to release any such information to such attorney-in-fact and approves and ratifies any such release of information; and

(4) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming nor relieving, nor is the Company assuming nor relieving, any of the undersigned’s responsibilities to comply with Section 13 of the Exchange Act. The undersigned acknowledges that neither the Company nor the foregoing attorneys-in-fact assume (i) any liability for the undersigned’s responsibility to comply with the requirement of the Exchange Act or (ii) any liability of the undersigned for any failure to comply with such requirements.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedule 13D or Schedule 13G, as the case may be, in the undersigned’s capacity as a member of a group that is a 5% stockholder of the Company, with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 21st day of July, 2004.

Canpartners Investments IV, LLC

/s/ Joshua S. Friedman
Signature

Joshua S. Friedman
Print Name

LIMITED POWER OF ATTORNEY

FOR SECTION 13 REPORTING OBLIGATIONS

Know all by these presents, that the undersigned hereby makes, constitutes and appoints each of R. Scott Murray, Nicholas G. Nomicos, Kevin Lanouette and Thomas Rosedale, signing singly and each acting individually, as the undersigned’s true and lawful attorney-in-fact with full power and authority as hereinafter described to:

(1) execute for and on behalf of the undersigned, in the undersigned’s capacity as member of a group that is a 5% stockholder of CMGI, Inc. (the “Company”), Schedule 13D or Schedule 13G, as the case may be (including any amendments thereto), in accordance with Section 13 of the Securities Exchange Act of 1934 and the rules thereunder (the “Exchange Act”);

(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to prepare, complete and execute any such Schedule 13D or Schedule 13G, prepare, complete and execute any amendment or amendments thereto, and timely deliver and file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority;

(3) seek or obtain, as the undersigned’s representative and on the undersigned’s behalf, information regarding transactions in the Company’s securities from any third party, including brokers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such person to release any such information to such attorney-in-fact and approves and ratifies any such release of information; and

(4) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming nor relieving, nor is the Company assuming nor relieving, any of the undersigned’s responsibilities to comply with Section 13 of the Exchange Act. The undersigned acknowledges that neither the Company nor the foregoing attorneys-in-fact assume (i) any liability for the undersigned’s responsibility to comply with the requirement of the Exchange Act or (ii) any liability of the undersigned for any failure to comply with such requirements.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedule 13D or Schedule 13G, as the case may be, in the undersigned’s capacity as a member of a group that is a 5% stockholder of the Company, with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 21st day of July, 2004.

Canyon Capital Advisors, LLC

/s/ Joshua S. Friedman
Signature

Joshua S. Friedman, Managing Director
Print Name

LIMITED POWER OF ATTORNEY

FOR SECTION 13 REPORTING OBLIGATIONS

Know all by these presents, that the undersigned hereby makes, constitutes and appoints each of R. Scott Murray, Nicholas G. Nomicos, Kevin Lanouette and Thomas Rosedale, signing singly and each acting individually, as the undersigned’s true and lawful attorney-in-fact with full power and authority as hereinafter described to:

(1) execute for and on behalf of the undersigned, in the undersigned’s capacity as member of a group that is a 5% stockholder of CMGI, Inc. (the “Company”), Schedule 13D or Schedule 13G, as the case may be (including any amendments thereto), in accordance with Section 13 of the Securities Exchange Act of 1934 and the rules thereunder (the “Exchange Act”);

(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to prepare, complete and execute any such Schedule 13D or Schedule 13G, prepare, complete and execute any amendment or amendments thereto, and timely deliver and file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority;

(3) seek or obtain, as the undersigned’s representative and on the undersigned’s behalf, information regarding transactions in the Company’s securities from any third party, including brokers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such person to release any such information to such attorney-in-fact and approves and ratifies any such release of information; and

(4) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming nor relieving, nor is the Company assuming nor relieving, any of the undersigned’s responsibilities to comply with Section 13 of the Exchange Act. The undersigned acknowledges that neither the Company nor the foregoing attorneys-in-fact assume (i) any liability for the undersigned’s responsibility to comply with the requirement of the Exchange Act or (ii) any liability of the undersigned for any failure to comply with such requirements.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedule 13D or Schedule 13G, as the case may be, in the undersigned’s capacity as a member of a group that is a 5% stockholder of the Company, with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 2nd day of August, 2004.

/s/ Rory J. Cowan
Signature

Rory J. Cowan
Print Name

LIMITED POWER OF ATTORNEY

FOR SECTION 13 REPORTING OBLIGATIONS

Know all by these presents, that the undersigned hereby makes, constitutes and appoints each of R. Scott Murray, Nicholas G. Nomicos, Kevin Lanouette and Thomas Rosedale, signing singly and each acting individually, as the undersigned’s true and lawful attorney-in-fact with full power and authority as hereinafter described to:

(1) execute for and on behalf of the undersigned, in the undersigned’s capacity as member of a group that is a 5% stockholder of CMGI, Inc. (the “Company”), Schedule 13D or Schedule 13G, as the case may be (including any amendments thereto), in accordance with Section 13 of the Securities Exchange Act of 1934 and the rules thereunder (the “Exchange Act”);

(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to prepare, complete and execute any such Schedule 13D or Schedule 13G, prepare, complete and execute any amendment or amendments thereto, and timely deliver and file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority;

(3) seek or obtain, as the undersigned’s representative and on the undersigned’s behalf, information regarding transactions in the Company’s securities from any third party, including brokers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such person to release any such information to such attorney-in-fact and approves and ratifies any such release of information; and

(4) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming nor relieving, nor is the Company assuming nor relieving, any of the undersigned’s responsibilities to comply with Section 13 of the Exchange Act. The undersigned acknowledges that neither the Company nor the foregoing attorneys-in-fact assume (i) any liability for the undersigned’s responsibility to comply with the requirement of the Exchange Act or (ii) any liability of the undersigned for any failure to comply with such requirements.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedule 13D or Schedule 13G, as the case may be, in the undersigned’s capacity as a member of a group that is a 5% stockholder of the Company, with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 2nd day of August, 2004.

/s/ Robert T. Dechant
Signature

Robert T. Dechant
Print Name

LIMITED POWER OF ATTORNEY

FOR SECTION 13 REPORTING OBLIGATIONS

Know all by these presents, that the undersigned hereby makes, constitutes and appoints each of R. Scott Murray, Nicholas G. Nomicos, Kevin Lanouette and Thomas Rosedale, signing singly and each acting individually, as the undersigned’s true and lawful attorney-in-fact with full power and authority as hereinafter described to:

(1) execute for and on behalf of the undersigned, in the undersigned’s capacity as member of a group that is a 5% stockholder of CMGI, Inc. (the “Company”), Schedule 13D or Schedule 13G, as the case may be (including any amendments thereto), in accordance with Section 13 of the Securities Exchange Act of 1934 and the rules thereunder (the “Exchange Act”);

(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to prepare, complete and execute any such Schedule 13D or Schedule 13G, prepare, complete and execute any amendment or amendments thereto, and timely deliver and file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority;

(3) seek or obtain, as the undersigned’s representative and on the undersigned’s behalf, information regarding transactions in the Company’s securities from any third party, including brokers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such person to release any such information to such attorney-in-fact and approves and ratifies any such release of information; and

(4) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming nor relieving, nor is the Company assuming nor relieving, any of the undersigned’s responsibilities to comply with Section 13 of the Exchange Act. The undersigned acknowledges that neither the Company nor the foregoing attorneys-in-fact assume (i) any liability for the undersigned’s responsibility to comply with the requirement of the Exchange Act or (ii) any liability of the undersigned for any failure to comply with such requirements.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedule 13D or Schedule 13G, as the case may be, in the undersigned’s capacity as a member of a group that is a 5% stockholder of the Company, with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 20th day of July, 2004.

ENTERPRISE ASSOCIATES LLC

By:	/s/ Venetia Kontogouris
Signature

Venetia Kontogouris
Print Name

LIMITED POWER OF ATTORNEY

FOR SECTION 13 REPORTING OBLIGATIONS

Know all by these presents, that the undersigned hereby makes, constitutes and appoints each of R. Scott Murray, Nicholas G. Nomicos, Kevin Lanouette and Thomas Rosedale, signing singly and each acting individually, as the undersigned’s true and lawful attorney-in-fact with full power and authority as hereinafter described to:

(1) execute for and on behalf of the undersigned, in the undersigned’s capacity as member of a group that is a 5% stockholder of CMGI, Inc. (the “Company”), Schedule 13D or Schedule 13G, as the case may be (including any amendments thereto), in accordance with Section 13 of the Securities Exchange Act of 1934 and the rules thereunder (the “Exchange Act”);

(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to prepare, complete and execute any such Schedule 13D or Schedule 13G, prepare, complete and execute any amendment or amendments thereto, and timely deliver and file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority;

(3) seek or obtain, as the undersigned’s representative and on the undersigned’s behalf, information regarding transactions in the Company’s securities from any third party, including brokers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such person to release any such information to such attorney-in-fact and approves and ratifies any such release of information; and

(4) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming nor relieving, nor is the Company assuming nor relieving, any of the undersigned’s responsibilities to comply with Section 13 of the Exchange Act. The undersigned acknowledges that neither the Company nor the foregoing attorneys-in-fact assume (i) any liability for the undersigned’s responsibility to comply with the requirement of the Exchange Act or (ii) any liability of the undersigned for any failure to comply with such requirements.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedule 13D or Schedule 13G, as the case may be, in the undersigned’s capacity as a member of a group that is a 5% stockholder of the Company, with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 20th day of July, 2004.

IMS Health Incorporated

By:	/s/ Robert H. Steinfeld

Robert H. Steinfeld as Senior Vice President and Corporate Secretary
Print Name

LIMITED POWER OF ATTORNEY

FOR SECTION 13 REPORTING OBLIGATIONS

Know all by these presents, that the undersigned hereby makes, constitutes and appoints each of R. Scott Murray, Nicholas G. Nomicos, Kevin Lanouette and Thomas Rosedale, signing singly and each acting individually, as the undersigned’s true and lawful attorney-in-fact with full power and authority as hereinafter described to:

(1) execute for and on behalf of the undersigned, in the undersigned’s capacity as member of a group that is a 5% stockholder of CMGI, Inc. (the “Company”), Schedule 13D or Schedule 13G, as the case may be (including any amendments thereto), in accordance with Section 13 of the Securities Exchange Act of 1934 and the rules thereunder (the “Exchange Act”);

(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to prepare, complete and execute any such Schedule 13D or Schedule 13G, prepare, complete and execute any amendment or amendments thereto, and timely deliver and file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority;

(3) seek or obtain, as the undersigned’s representative and on the undersigned’s behalf, information regarding transactions in the Company’s securities from any third party, including brokers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such person to release any such information to such attorney-in-fact and approves and ratifies any such release of information; and

(4) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming nor relieving, nor is the Company assuming nor relieving, any of the undersigned’s responsibilities to comply with Section 13 of the Exchange Act. The undersigned acknowledges that neither the Company nor the foregoing attorneys-in-fact assume (i) any liability for the undersigned’s responsibility to comply with the requirement of the Exchange Act or (ii) any liability of the undersigned for any failure to comply with such requirements.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedule 13D or Schedule 13G, as the case may be, in the undersigned’s capacity as a member of a group that is a 5% stockholder of the Company, with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 2nd day of August, 2004.

/s/ Vahram Erdekian
Signature

Vahram Erdekian
Print Name

LIMITED POWER OF ATTORNEY

FOR SECTION 13 REPORTING OBLIGATIONS

Know all by these presents, that the undersigned hereby makes, constitutes and appoints each of R. Scott Murray, Nicholas G. Nomicos, Kevin Lanouette and Thomas Rosedale, signing singly and each acting individually, as the undersigned’s true and lawful attorney-in-fact with full power and authority as hereinafter described to:

(1) execute for and on behalf of the undersigned, in the undersigned’s capacity as member of a group that is a 5% stockholder of CMGI, Inc. (the “Company”), Schedule 13D or Schedule 13G, as the case may be (including any amendments thereto), in accordance with Section 13 of the Securities Exchange Act of 1934 and the rules thereunder (the “Exchange Act”);

(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to prepare, complete and execute any such Schedule 13D or Schedule 13G, prepare, complete and execute any amendment or amendments thereto, and timely deliver and file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority;

(3) seek or obtain, as the undersigned’s representative and on the undersigned’s behalf, information regarding transactions in the Company’s securities from any third party, including brokers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such person to release any such information to such attorney-in-fact and approves and ratifies any such release of information; and

(4) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming nor relieving, nor is the Company assuming nor relieving, any of the undersigned’s responsibilities to comply with Section 13 of the Exchange Act. The undersigned acknowledges that neither the Company nor the foregoing attorneys-in-fact assume (i) any liability for the undersigned’s responsibility to comply with the requirement of the Exchange Act or (ii) any liability of the undersigned for any failure to comply with such requirements.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedule 13D or Schedule 13G, as the case may be, in the undersigned’s capacity as a member of a group that is a 5% stockholder of the Company, with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 2nd day of August, 2004.

/s/ Sheila M. Flaherty
Signature

Sheila M. Flaherty
Print Name

LIMITED POWER OF ATTORNEY

FOR SECTION 13 REPORTING OBLIGATIONS

Know all by these presents, that the undersigned hereby makes, constitutes and appoints each of R. Scott Murray, Nicholas G. Nomicos, Kevin Lanouette and Thomas Rosedale, signing singly and each acting individually, as the undersigned’s true and lawful attorney-in-fact with full power and authority as hereinafter described to:

(1) execute for and on behalf of the undersigned, in the undersigned’s capacity as member of a group that is a 5% stockholder of CMGI, Inc. (the “Company”), Schedule 13D or Schedule 13G, as the case may be (including any amendments thereto), in accordance with Section 13 of the Securities Exchange Act of 1934 and the rules thereunder (the “Exchange Act”);

(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to prepare, complete and execute any such Schedule 13D or Schedule 13G, prepare, complete and execute any amendment or amendments thereto, and timely deliver and file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority;

(3) seek or obtain, as the undersigned’s representative and on the undersigned’s behalf, information regarding transactions in the Company’s securities from any third party, including brokers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such person to release any such information to such attorney-in-fact and approves and ratifies any such release of information; and

(4) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming nor relieving, nor is the Company assuming nor relieving, any of the undersigned’s responsibilities to comply with Section 13 of the Exchange Act. The undersigned acknowledges that neither the Company nor the foregoing attorneys-in-fact assume (i) any liability for the undersigned’s responsibility to comply with the requirement of the Exchange Act or (ii) any liability of the undersigned for any failure to comply with such requirements.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedule 13D or Schedule 13G, as the case may be, in the undersigned’s capacity as a member of a group that is a 5% stockholder of the Company, with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 2nd day of August, 2004.

FLEET NATIONAL BANK, TRUSTEE OF THE ABEGAIL L. MOORE TRUST

By:	Kevin C. O’Shea, Vice President

/s/ Kevin C. O’Shea
Signature

Kevin C. O’Shea

Print Name

LIMITED POWER OF ATTORNEY

FOR SECTION 13 REPORTING OBLIGATIONS

Know all by these presents, that the undersigned hereby makes, constitutes and appoints each of R. Scott Murray, Nicholas G. Nomicos, Kevin Lanouette and Thomas Rosedale, signing singly and each acting individually, as the undersigned’s true and lawful attorney-in-fact with full power and authority as hereinafter described to:

(1) execute for and on behalf of the undersigned, in the undersigned’s capacity as member of a group that is a 5% stockholder of CMGI, Inc. (the “Company”), Schedule 13D or Schedule 13G, as the case may be (including any amendments thereto), in accordance with Section 13 of the Securities Exchange Act of 1934 and the rules thereunder (the “Exchange Act”);

(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to prepare, complete and execute any such Schedule 13D or Schedule 13G, prepare, complete and execute any amendment or amendments thereto, and timely deliver and file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority;

(3) seek or obtain, as the undersigned’s representative and on the undersigned’s behalf, information regarding transactions in the Company’s securities from any third party, including brokers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such person to release any such information to such attorney-in-fact and approves and ratifies any such release of information; and

(4) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming nor relieving, nor is the Company assuming nor relieving, any of the undersigned’s responsibilities to comply with Section 13 of the Exchange Act. The undersigned acknowledges that neither the Company nor the foregoing attorneys-in-fact assume (i) any liability for the undersigned’s responsibility to comply with the requirement of the Exchange Act or (ii) any liability of the undersigned for any failure to comply with such requirements.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedule 13D or Schedule 13G, as the case may be, in the undersigned’s capacity as a member of a group that is a 5% stockholder of the Company, with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 2nd day of August, 2004.

FLEET NATIONAL BANK, TRUSTEE OF THE ALEXANDER S. MOORE TRUST

By:	Kevin C. O’Shea, Vice President

/s/ Kevin C. O’Shea
Signature

Kevin C. O’Shea
Print Name

LIMITED POWER OF ATTORNEY

FOR SECTION 13 REPORTING OBLIGATIONS

Know all by these presents, that the undersigned hereby makes, constitutes and appoints each of R. Scott Murray, Nicholas G. Nomicos, Kevin Lanouette and Thomas Rosedale, signing singly and each acting individually, as the undersigned’s true and lawful attorney-in-fact with full power and authority as hereinafter described to:

(1) execute for and on behalf of the undersigned, in the undersigned’s capacity as member of a group that is a 5% stockholder of CMGI, Inc. (the “Company”), Schedule 13D or Schedule 13G, as the case may be (including any amendments thereto), in accordance with Section 13 of the Securities Exchange Act of 1934 and the rules thereunder (the “Exchange Act”);

(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to prepare, complete and execute any such Schedule 13D or Schedule 13G, prepare, complete and execute any amendment or amendments thereto, and timely deliver and file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority;

(3) seek or obtain, as the undersigned’s representative and on the undersigned’s behalf, information regarding transactions in the Company’s securities from any third party, including brokers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such person to release any such information to such attorney-in-fact and approves and ratifies any such release of information; and

(4) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming nor relieving, nor is the Company assuming nor relieving, any of the undersigned’s responsibilities to comply with Section 13 of the Exchange Act. The undersigned acknowledges that neither the Company nor the foregoing attorneys-in-fact assume (i) any liability for the undersigned’s responsibility to comply with the requirement of the Exchange Act or (ii) any liability of the undersigned for any failure to comply with such requirements.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedule 13D or Schedule 13G, as the case may be, in the undersigned’s capacity as a member of a group that is a 5% stockholder of the Company, with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 22nd day of July, 2004.

HARDING HOLDINGS INC.

By:	Mary K. Cavarra, Vice President

/s/ Mary K. Cavarra
Signature

Mary K. Cavarra
Print Name

LIMITED POWER OF ATTORNEY

FOR SECTION 13 REPORTING OBLIGATIONS

Know all by these presents, that the undersigned hereby makes, constitutes and appoints each of R. Scott Murray, Nicholas G. Nomicos, Kevin Lanouette and Thomas Rosedale, signing singly and each acting individually, as the undersigned’s true and lawful attorney-in-fact with full power and authority as hereinafter described to:

(1) execute for and on behalf of the undersigned, in the undersigned’s capacity as member of a group that is a 5% stockholder of CMGI, Inc. (the “Company”), Schedule 13D or Schedule 13G, as the case may be (including any amendments thereto), in accordance with Section 13 of the Securities Exchange Act of 1934 and the rules thereunder (the “Exchange Act”);

(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to prepare, complete and execute any such Schedule 13D or Schedule 13G, prepare, complete and execute any amendment or amendments thereto, and timely deliver and file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority;

(3) seek or obtain, as the undersigned’s representative and on the undersigned’s behalf, information regarding transactions in the Company’s securities from any third party, including brokers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such person to release any such information to such attorney-in-fact and approves and ratifies any such release of information; and

(4) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming nor relieving, nor is the Company assuming nor relieving, any of the undersigned’s responsibilities to comply with Section 13 of the Exchange Act. The undersigned acknowledges that neither the Company nor the foregoing attorneys-in-fact assume (i) any liability for the undersigned’s responsibility to comply with the requirement of the Exchange Act or (ii) any liability of the undersigned for any failure to comply with such requirements.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedule 13D or Schedule 13G, as the case may be, in the undersigned’s capacity as a member of a group that is a 5% stockholder of the Company, with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 2nd day of August, 2004.

/s/ Deborah A. Keeman
Signature

Deborah A. Keeman
Print Name

LIMITED POWER OF ATTORNEY

FOR SECTION 13 REPORTING OBLIGATIONS

Know all by these presents, that the undersigned hereby makes, constitutes and appoints each of R. Scott Murray, Nicholas G. Nomicos, Kevin Lanouette and Thomas Rosedale, signing singly and each acting individually, as the undersigned’s true and lawful attorney-in-fact with full power and authority as hereinafter described to:

(1) execute for and on behalf of the undersigned, in the undersigned’s capacity as member of a group that is a 5% stockholder of CMGI, Inc. (the “Company”), Schedule 13D or Schedule 13G, as the case may be (including any amendments thereto), in accordance with Section 13 of the Securities Exchange Act of 1934 and the rules thereunder (the “Exchange Act”);

(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to prepare, complete and execute any such Schedule 13D or Schedule 13G, prepare, complete and execute any amendment or amendments thereto, and timely deliver and file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority;

(3) seek or obtain, as the undersigned’s representative and on the undersigned’s behalf, information regarding transactions in the Company’s securities from any third party, including brokers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such person to release any such information to such attorney-in-fact and approves and ratifies any such release of information; and

(4) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming nor relieving, nor is the Company assuming nor relieving, any of the undersigned’s responsibilities to comply with Section 13 of the Exchange Act. The undersigned acknowledges that neither the Company nor the foregoing attorneys-in-fact assume (i) any liability for the undersigned’s responsibility to comply with the requirement of the Exchange Act or (ii) any liability of the undersigned for any failure to comply with such requirements.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedule 13D or Schedule 13G, as the case may be, in the undersigned’s capacity as a member of a group that is a 5% stockholder of the Company, with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 20th day of July, 2004.

/s/ Jeremiah Kelly
Signature

Jeremiah Kelly
Print Name

LIMITED POWER OF ATTORNEY

FOR SECTION 13 REPORTING OBLIGATIONS

Know all by these presents, that the undersigned hereby makes, constitutes and appoints each of R. Scott Murray, Nicholas G. Nomicos, Kevin Lanouette and Thomas Rosedale, signing singly and each acting individually, as the undersigned’s true and lawful attorney-in-fact with full power and authority as hereinafter described to:

(1) execute for and on behalf of the undersigned, in the undersigned’s capacity as member of a group that is a 5% stockholder of CMGI, Inc. (the “Company”), Schedule 13D or Schedule 13G, as the case may be (including any amendments thereto), in accordance with Section 13 of the Securities Exchange Act of 1934 and the rules thereunder (the “Exchange Act”);

(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to prepare, complete and execute any such Schedule 13D or Schedule 13G, prepare, complete and execute any amendment or amendments thereto, and timely deliver and file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority;

(3) seek or obtain, as the undersigned’s representative and on the undersigned’s behalf, information regarding transactions in the Company’s securities from any third party, including brokers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such person to release any such information to such attorney-in-fact and approves and ratifies any such release of information; and

(4) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming nor relieving, nor is the Company assuming nor relieving, any of the undersigned’s responsibilities to comply with Section 13 of the Exchange Act. The undersigned acknowledges that neither the Company nor the foregoing attorneys-in-fact assume (i) any liability for the undersigned’s responsibility to comply with the requirement of the Exchange Act or (ii) any liability of the undersigned for any failure to comply with such requirements.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedule 13D or Schedule 13G, as the case may be, in the undersigned’s capacity as a member of a group that is a 5% stockholder of the Company, with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 2nd day of August, 2004.

/s/ Linwood A. Lacy, Jr.
Signature

Linwood A. Lacy, Jr.
Print Name

LIMITED POWER OF ATTORNEY

FOR SECTION 13 REPORTING OBLIGATIONS

Know all by these presents, that the undersigned hereby makes, constitutes and appoints each of R. Scott Murray, Nicholas G. Nomicos, Kevin Lanouette and Thomas Rosedale, signing singly and each acting individually, as the undersigned’s true and lawful attorney-in-fact with full power and authority as hereinafter described to:

(1) execute for and on behalf of the undersigned, in the undersigned’s capacity as member of a group that is a 5% stockholder of CMGI, Inc. (the “Company”), Schedule 13D or Schedule 13G, as the case may be (including any amendments thereto), in accordance with Section 13 of the Securities Exchange Act of 1934 and the rules thereunder (the “Exchange Act”);

(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to prepare, complete and execute any such Schedule 13D or Schedule 13G, prepare, complete and execute any amendment or amendments thereto, and timely deliver and file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority;

(3) seek or obtain, as the undersigned’s representative and on the undersigned’s behalf, information regarding transactions in the Company’s securities from any third party, including brokers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such person to release any such information to such attorney-in-fact and approves and ratifies any such release of information; and

(4) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming nor relieving, nor is the Company assuming nor relieving, any of the undersigned’s responsibilities to comply with Section 13 of the Exchange Act. The undersigned acknowledges that neither the Company nor the foregoing attorneys-in-fact assume (i) any liability for the undersigned’s responsibility to comply with the requirement of the Exchange Act or (ii) any liability of the undersigned for any failure to comply with such requirements.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedule 13D or Schedule 13G, as the case may be, in the undersigned’s capacity as a member of a group that is a 5% stockholder of the Company, with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 27th day of July, 2004.

/s/ Terence M. Leahy
Signature

Terence M. Leahy
Print Name

LIMITED POWER OF ATTORNEY

FOR SECTION 13 REPORTING OBLIGATIONS

Know all by these presents, that the undersigned hereby makes, constitutes and appoints each of R. Scott Murray, Nicholas G. Nomicos, Kevin Lanouette and Thomas Rosedale, signing singly and each acting individually, as the undersigned’s true and lawful attorney-in-fact with full power and authority as hereinafter described to:

(1) execute for and on behalf of the undersigned, in the undersigned’s capacity as member of a group that is a 5% stockholder of CMGI, Inc. (the “Company”), Schedule 13D or Schedule 13G, as the case may be (including any amendments thereto), in accordance with Section 13 of the Securities Exchange Act of 1934 and the rules thereunder (the “Exchange Act”);

(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to prepare, complete and execute any such Schedule 13D or Schedule 13G, prepare, complete and execute any amendment or amendments thereto, and timely deliver and file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority;

(3) seek or obtain, as the undersigned’s representative and on the undersigned’s behalf, information regarding transactions in the Company’s securities from any third party, including brokers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such person to release any such information to such attorney-in-fact and approves and ratifies any such release of information; and

(4) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming nor relieving, nor is the Company assuming nor relieving, any of the undersigned’s responsibilities to comply with Section 13 of the Exchange Act. The undersigned acknowledges that neither the Company nor the foregoing attorneys-in-fact assume (i) any liability for the undersigned’s responsibility to comply with the requirement of the Exchange Act or (ii) any liability of the undersigned for any failure to comply with such requirements.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedule 13D or Schedule 13G, as the case may be, in the undersigned’s capacity as a member of a group that is a 5% stockholder of the Company, with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 2nd day of August, 2004.

/s/ Stephen D.R. Moore
Signature

Stephen D.R. Moore
Print Name

LIMITED POWER OF ATTORNEY

FOR SECTION 13 REPORTING OBLIGATIONS

Know all by these presents, that the undersigned hereby makes, constitutes and appoints each of R. Scott Murray, Nicholas G. Nomicos, Kevin Lanouette and Thomas Rosedale, signing singly and each acting individually, as the undersigned’s true and lawful attorney-in-fact with full power and authority as hereinafter described to:

(1) execute for and on behalf of the undersigned, in the undersigned’s capacity as member of a group that is a 5% stockholder of CMGI, Inc. (the “Company”), Schedule 13D or Schedule 13G, as the case may be (including any amendments thereto), in accordance with Section 13 of the Securities Exchange Act of 1934 and the rules thereunder (the “Exchange Act”);

(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to prepare, complete and execute any such Schedule 13D or Schedule 13G, prepare, complete and execute any amendment or amendments thereto, and timely deliver and file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority;

(3) seek or obtain, as the undersigned’s representative and on the undersigned’s behalf, information regarding transactions in the Company’s securities from any third party, including brokers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such person to release any such information to such attorney-in-fact and approves and ratifies any such release of information; and

(4) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming nor relieving, nor is the Company assuming nor relieving, any of the undersigned’s responsibilities to comply with Section 13 of the Exchange Act. The undersigned acknowledges that neither the Company nor the foregoing attorneys-in-fact assume (i) any liability for the undersigned’s responsibility to comply with the requirement of the Exchange Act or (ii) any liability of the undersigned for any failure to comply with such requirements.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedule 13D or Schedule 13G, as the case may be, in the undersigned’s capacity as a member of a group that is a 5% stockholder of the Company, with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 2nd day of August, 2004.

/s/ R. Scott Murray
Signature

R. Scott Murray
Print Name

LIMITED POWER OF ATTORNEY

FOR SECTION 13 REPORTING OBLIGATIONS

Know all by these presents, that the undersigned hereby makes, constitutes and appoints each of R. Scott Murray, Nicholas G. Nomicos, Kevin Lanouette and Thomas Rosedale, signing singly and each acting individually, as the undersigned’s true and lawful attorney-in-fact with full power and authority as hereinafter described to:

(1) execute for and on behalf of the undersigned, in the undersigned’s capacity as member of a group that is a 5% stockholder of CMGI, Inc. (the “Company”), Schedule 13D or Schedule 13G, as the case may be (including any amendments thereto), in accordance with Section 13 of the Securities Exchange Act of 1934 and the rules thereunder (the “Exchange Act”);

(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to prepare, complete and execute any such Schedule 13D or Schedule 13G, prepare, complete and execute any amendment or amendments thereto, and timely deliver and file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority;

(3) seek or obtain, as the undersigned’s representative and on the undersigned’s behalf, information regarding transactions in the Company’s securities from any third party, including brokers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such person to release any such information to such attorney-in-fact and approves and ratifies any such release of information; and

(4) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming nor relieving, nor is the Company assuming nor relieving, any of the undersigned’s responsibilities to comply with Section 13 of the Exchange Act. The undersigned acknowledges that neither the Company nor the foregoing attorneys-in-fact assume (i) any liability for the undersigned’s responsibility to comply with the requirement of the Exchange Act or (ii) any liability of the undersigned for any failure to comply with such requirements.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedule 13D or Schedule 13G, as the case may be, in the undersigned’s capacity as a member of a group that is a 5% stockholder of the Company, with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 2nd day of August, 2004.

OCM MEZZANINE FUND, L.P.

By:	Oaktree Capital Management, LLC, general partner

By:	/s/ Robert E. Davis
Signature

Robert E. Davis, Managing Director
Print Name

By:	/s/ William B. Sacher
Signature

William B. Sacher, Managing Director
Print Name

LIMITED POWER OF ATTORNEY

FOR SECTION 13 REPORTING OBLIGATIONS

Know all by these presents, that the undersigned hereby makes, constitutes and appoints each of R. Scott Murray, Nicholas G. Nomicos, Kevin Lanouette and Thomas Rosedale, signing singly and each acting individually, as the undersigned’s true and lawful attorney-in-fact with full power and authority as hereinafter described to:

(1) execute for and on behalf of the undersigned, in the undersigned’s capacity as member of a group that is a 5% stockholder of CMGI, Inc. (the “Company”), Schedule 13D or Schedule 13G, as the case may be (including any amendments thereto), in accordance with Section 13 of the Securities Exchange Act of 1934 and the rules thereunder (the “Exchange Act”);

(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to prepare, complete and execute any such Schedule 13D or Schedule 13G, prepare, complete and execute any amendment or amendments thereto, and timely deliver and file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority;

(3) seek or obtain, as the undersigned’s representative and on the undersigned’s behalf, information regarding transactions in the Company’s securities from any third party, including brokers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such person to release any such information to such attorney-in-fact and approves and ratifies any such release of information; and

(4) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming nor relieving, nor is the Company assuming nor relieving, any of the undersigned’s responsibilities to comply with Section 13 of the Exchange Act. The undersigned acknowledges that neither the Company nor the foregoing attorneys-in-fact assume (i) any liability for the undersigned’s responsibility to comply with the requirement of the Exchange Act or (ii) any liability of the undersigned for any failure to comply with such requirements.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedule 13D or Schedule 13G, as the case may be, in the undersigned’s capacity as a member of a group that is a 5% stockholder of the Company, with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 21st day of July, 2004.

Oaktree Capital Management, LLC

By:	/s/ William Casperson
Signature

William Casperson, Managing Director
Print Name

By:	/s/ William B. Sacher
Signature

William B. Sacher, Managing Director
Print Name

LIMITED POWER OF ATTORNEY

FOR SECTION 13 REPORTING OBLIGATIONS

Know all by these presents, that the undersigned hereby makes, constitutes and appoints each of R. Scott Murray, Nicholas G. Nomicos, Kevin Lanouette and Thomas Rosedale, signing singly and each acting individually, as the undersigned’s true and lawful attorney-in-fact with full power and authority as hereinafter described to:

(1) execute for and on behalf of the undersigned, in the undersigned’s capacity as member of a group that is a 5% stockholder of CMGI, Inc. (the “Company”), Schedule 13D or Schedule 13G, as the case may be (including any amendments thereto), in accordance with Section 13 of the Securities Exchange Act of 1934 and the rules thereunder (the “Exchange Act”);

(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to prepare, complete and execute any such Schedule 13D or Schedule 13G, prepare, complete and execute any amendment or amendments thereto, and timely deliver and file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority;

(3) seek or obtain, as the undersigned’s representative and on the undersigned’s behalf, information regarding transactions in the Company’s securities from any third party, including brokers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such person to release any such information to such attorney-in-fact and approves and ratifies any such release of information; and

(4) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming nor relieving, nor is the Company assuming nor relieving, any of the undersigned’s responsibilities to comply with Section 13 of the Exchange Act. The undersigned acknowledges that neither the Company nor the foregoing attorneys-in-fact assume (i) any liability for the undersigned’s responsibility to comply with the requirement of the Exchange Act or (ii) any liability of the undersigned for any failure to comply with such requirements.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedule 13D or Schedule 13G, as the case may be, in the undersigned’s capacity as a member of a group that is a 5% stockholder of the Company, with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 2nd day of August, 2004.

/s/ Morton H. Rosenthal
Signature

Morton H. Rosenthal

Print Name

LIMITED POWER OF ATTORNEY

FOR SECTION 13 REPORTING OBLIGATIONS

Know all by these presents, that the undersigned hereby makes, constitutes and appoints each of R. Scott Murray, Nicholas G. Nomicos, Kevin Lanouette and Thomas Rosedale, signing singly and each acting individually, as the undersigned’s true and lawful attorney-in-fact with full power and authority as hereinafter described to:

(1) execute for and on behalf of the undersigned, in the undersigned’s capacity as member of a group that is a 5% stockholder of CMGI, Inc. (the “Company”), Schedule 13D or Schedule 13G, as the case may be (including any amendments thereto), in accordance with Section 13 of the Securities Exchange Act of 1934 and the rules thereunder (the “Exchange Act”);

(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to prepare, complete and execute any such Schedule 13D or Schedule 13G, prepare, complete and execute any amendment or amendments thereto, and timely deliver and file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority;

(3) seek or obtain, as the undersigned’s representative and on the undersigned’s behalf, information regarding transactions in the Company’s securities from any third party, including brokers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such person to release any such information to such attorney-in-fact and approves and ratifies any such release of information; and

(4) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming nor relieving, nor is the Company assuming nor relieving, any of the undersigned’s responsibilities to comply with Section 13 of the Exchange Act. The undersigned acknowledges that neither the Company nor the foregoing attorneys-in-fact assume (i) any liability for the undersigned’s responsibility to comply with the requirement of the Exchange Act or (ii) any liability of the undersigned for any failure to comply with such requirements.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedule 13D or Schedule 13G, as the case may be, in the undersigned’s capacity as a member of a group that is a 5% stockholder of the Company, with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 2nd day of August, 2004.

/s/ Samuel C. Sichko
Signature

Samuel C. Sichko
Print Name

LIMITED POWER OF ATTORNEY

FOR SECTION 13 REPORTING OBLIGATIONS

Know all by these presents, that the undersigned hereby makes, constitutes and appoints each of R. Scott Murray, Nicholas G. Nomicos, Kevin Lanouette and Thomas Rosedale, signing singly and each acting individually, as the undersigned’s true and lawful attorney-in-fact with full power and authority as hereinafter described to:

(1) execute for and on behalf of the undersigned, in the undersigned’s capacity as member of a group that is a 5% stockholder of CMGI, Inc. (the “Company”), Schedule 13D or Schedule 13G, as the case may be (including any amendments thereto), in accordance with Section 13 of the Securities Exchange Act of 1934 and the rules thereunder (the “Exchange Act”);

(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to prepare, complete and execute any such Schedule 13D or Schedule 13G, prepare, complete and execute any amendment or amendments thereto, and timely deliver and file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority;

(3) seek or obtain, as the undersigned’s representative and on the undersigned’s behalf, information regarding transactions in the Company’s securities from any third party, including brokers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such person to release any such information to such attorney-in-fact and approves and ratifies any such release of information; and

(4) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming nor relieving, nor is the Company assuming nor relieving, any of the undersigned’s responsibilities to comply with Section 13 of the Exchange Act. The undersigned acknowledges that neither the Company nor the foregoing attorneys-in-fact assume (i) any liability for the undersigned’s responsibility to comply with the requirement of the Exchange Act or (ii) any liability of the undersigned for any failure to comply with such requirements.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedule 13D or Schedule 13G, as the case may be, in the undersigned’s capacity as a member of a group that is a 5% stockholder of the Company, with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 2nd day of August, 2004.

The Murray 2003 Qualified Annuity Trust

/s/ Samuel C. Sichko
Signature

Samuel C. Sichko, Trustee
Print Name

LIMITED POWER OF ATTORNEY

FOR SECTION 13 REPORTING OBLIGATIONS

Know all by these presents, that the undersigned hereby makes, constitutes and appoints each of R. Scott Murray, Nicholas G. Nomicos, Kevin Lanouette and Thomas Rosedale, signing singly and each acting individually, as the undersigned’s true and lawful attorney-in-fact with full power and authority as hereinafter described to:

(1) execute for and on behalf of the undersigned, in the undersigned’s capacity as member of a group that is a 5% stockholder of CMGI, Inc. (the “Company”), Schedule 13D or Schedule 13G, as the case may be (including any amendments thereto), in accordance with Section 13 of the Securities Exchange Act of 1934 and the rules thereunder (the “Exchange Act”);

(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to prepare, complete and execute any such Schedule 13D or Schedule 13G, prepare, complete and execute any amendment or amendments thereto, and timely deliver and file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority;

(3) seek or obtain, as the undersigned’s representative and on the undersigned’s behalf, information regarding transactions in the Company’s securities from any third party, including brokers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such person to release any such information to such attorney-in-fact and approves and ratifies any such release of information; and

(4) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming nor relieving, nor is the Company assuming nor relieving, any of the undersigned’s responsibilities to comply with Section 13 of the Exchange Act. The undersigned acknowledges that neither the Company nor the foregoing attorneys-in-fact assume (i) any liability for the undersigned’s responsibility to comply with the requirement of the Exchange Act or (ii) any liability of the undersigned for any failure to comply with such requirements.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedule 13D or Schedule 13G, as the case may be, in the undersigned’s capacity as a member of a group that is a 5% stockholder of the Company, with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 26th day of July, 2004.

/s/ W. Ken Southerland
Signature

W. Ken Southerland
Print Name

LIMITED POWER OF ATTORNEY

FOR SECTION 13 REPORTING OBLIGATIONS

Know all by these presents, that the undersigned hereby makes, constitutes and appoints each of R. Scott Murray, Nicholas G. Nomicos, Kevin Lanouette and Thomas Rosedale, signing singly and each acting individually, as the undersigned’s true and lawful attorney-in-fact with full power and authority as hereinafter described to:

(1) execute for and on behalf of the undersigned, in the undersigned’s capacity as member of a group that is a 5% stockholder of CMGI, Inc. (the “Company”), Schedule 13D or Schedule 13G, as the case may be (including any amendments thereto), in accordance with Section 13 of the Securities Exchange Act of 1934 and the rules thereunder (the “Exchange Act”);

(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to prepare, complete and execute any such Schedule 13D or Schedule 13G, prepare, complete and execute any amendment or amendments thereto, and timely deliver and file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority;

(3) seek or obtain, as the undersigned’s representative and on the undersigned’s behalf, information regarding transactions in the Company’s securities from any third party, including brokers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such person to release any such information to such attorney-in-fact and approves and ratifies any such release of information; and

(4) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming nor relieving, nor is the Company assuming nor relieving, any of the undersigned’s responsibilities to comply with Section 13 of the Exchange Act. The undersigned acknowledges that neither the Company nor the foregoing attorneys-in-fact assume (i) any liability for the undersigned’s responsibility to comply with the requirement of the Exchange Act or (ii) any liability of the undersigned for any failure to comply with such requirements.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedule 13D or Schedule 13G, as the case may be, in the undersigned’s capacity as a member of a group that is a 5% stockholder of the Company, with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 2nd day of August, 2004.

/s/ Randy Stone
Signature

Randy Stone
Print Name

LIMITED POWER OF ATTORNEY

FOR SECTION 13 REPORTING OBLIGATIONS

Know all by these presents, that the undersigned hereby makes, constitutes and appoints each of R. Scott Murray, Nicholas G. Nomicos, Kevin Lanouette and Thomas Rosedale, signing singly and each acting individually, as the undersigned’s true and lawful attorney-in-fact with full power and authority as hereinafter described to:

(1) execute for and on behalf of the undersigned, in the undersigned’s capacity as member of a group that is a 5% stockholder of CMGI, Inc. (the “Company”), Schedule 13D or Schedule 13G, as the case may be (including any amendments thereto), in accordance with Section 13 of the Securities Exchange Act of 1934 and the rules thereunder (the “Exchange Act”);

(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to prepare, complete and execute any such Schedule 13D or Schedule 13G, prepare, complete and execute any amendment or amendments thereto, and timely deliver and file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority;

(3) seek or obtain, as the undersigned’s representative and on the undersigned’s behalf, information regarding transactions in the Company’s securities from any third party, including brokers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such person to release any such information to such attorney-in-fact and approves and ratifies any such release of information; and

(4) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming nor relieving, nor is the Company assuming nor relieving, any of the undersigned’s responsibilities to comply with Section 13 of the Exchange Act. The undersigned acknowledges that neither the Company nor the foregoing attorneys-in-fact assume (i) any liability for the undersigned’s responsibility to comply with the requirement of the Exchange Act or (ii) any liability of the undersigned for any failure to comply with such requirements.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedule 13D or Schedule 13G, as the case may be, in the undersigned’s capacity as a member of a group that is a 5% stockholder of the Company, with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 2nd day of August, 2004.

/s/ D.A. Tanner
Signature

David A. Tanner
Print Name